                                                                    EXHIBIT 10.7

AFTER RECORDING RETURN TO:

BANK OF AMERICA, N.A.
Mail Code CA6-503-05-21
5 Park Plaza, Suite 500
Irvine, CA  92614-8525
Attn.  Judy L. Acard
Loan No. GK 4138

--------------------------------------------------------------------------------

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

                       -----------------------------------

WASHINGTON STATE COUNTY AUDITOR'S/RECORDER'S INFORMATION (RCW 65.04):

       INSTRUMENT TITLES:

       1.     SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

TENANT:    NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation

BORROWER:  NEXUS CANYON PARK LLC, a California limited liability company

BANK:      BANK OF AMERICA, N.A.

LEGAL DESCRIPTION:

       ABBREVIATED:  PARCELS A-D & F:  NORTHWEST QUARTER OF 29-27-5
                     PARCEL E:  WEST HALF OF 29-27-5 AND EAST HALF OF 30-27-5.

       FOR THE FULL LEGAL DESCRIPTION SEE SCHEDULE "A" TO THIS DOCUMENT ASSESSOR'S PROPERTY TAX PARCEL ACCOUNT NUMBER(S): 292705-2-037-0004

REFERENCE NUMBER OF DOCUMENTS ASSIGNED OR RELEASED: N/A

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Bank of America, N.A.
Mail Code CA6-503-05-21
5 Park Plaza, Suite 500
Irvine, CA 92614-8525
Attn.:  Judy L. Acord
Loan No.:  GK 4138

--------------------------------------------------------------------------------

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

       NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

       This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of the 10th day of November, 1999 by and among NORTHWEST BIOTHERAPEUTICS, INC. ("Tenant"), NEXUS CANYON PARK LLC, a California limited liability company ("Borrower") and BANK OF AMERICA, N.A. ("Bank").

                               Factual Background

       A. Borrower owns certain real property in the County of Snohomish, State of Washington, more particularly described in the attached Exhibit A. The term "Property" herein means that real property together with all improvements (the "Improvements") located on it.

       B. Bank has made or agreed to make a loan to Borrower in the principal amount of Nineteen Million Forty Thousand and No/100 Dollars ($19,040,000.00) (the "Loan") as provided in a Construction loan agreement dated as of November 10, 1999 (the "Loan Agreement"). The Loan is or will be evidenced by a promissory note (the "Note") which is or will be secured by a deed of trust encumbering the Property (the "Deed of Trust") with an assignment of rents. The Loan Agreement, the Note, the Deed of Trust, this Agreement and all other documents and instruments identified in the Loan Agreement as "Loan Documents" shall be collectively referred to herein as the "Loan Documents."

       C. Tenant and Borrower (as landlord) entered into a lease dated October 22, 1999 (the "Lease") under which Borrower leased to Tenant a portion of the Improvements located within the Property and more particularly described in the Lease (the "Premises").


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

       D. It is a requirement of the Loan to Borrower that Tenant agree, among other things, to subordinate Tenant's rights under the Lease to the lien of the Loan Documents and to attorn to Bank on the terms and conditions of this Agreement. Tenant is willing to agree to such subordination and attornment and other conditions, provided that Bank agrees to a nondisturbance provision, all as set forth more fully below.

                                    Agreement

Therefore, the parties agree as follows:

       1. Subordination. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to the Lease, to the leasehold estate created by it, and to all rights and privileges of Tenant under it. The Lease and leasehold estate, together with all rights and privileges of Tenant under that Lease, are hereby unconditionally made subordinate to the lien of the Loan Documents in favor of Bank. Tenant consents to Borrower and Bank entering into the Deed of Trust and the other Loan Documents. Tenant further declares, agrees and acknowledges that in making disbursements under the Loan Documents, Bank has no obligation or duty to, nor has Bank represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Bank, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination made in this Agreement, in whole or in part.

       2. Definitions of "Transfer of the Property and "Purchaser." As used herein, the term "Transfer of the Property" means any transfer of Borrower's interest in the Property by foreclosure, trustee's sale or other action or proceeding for the enforcement of the Deed of Trust or by deed in lieu thereof. The term "Purchaser," as used herein, means any transferee, including Bank, of the interest of Borrower as a result of any such Transfer of the Property and also includes any and all successors and assigns, including Bank, of such transferee.

       3. Nondisturbance. The enforcement of the Deed of Trust shall not terminate the Lease or disturb Tenant in the possession and use of the Premises unless at the time of foreclosure, Tenant is in default under the Lease or this Agreement beyond applicable notice and cure periods, if applicable, and Bank so notifies Tenant in writing at or prior to the time of the foreclosure sale that the Lease will be terminated by foreclosure because of such default. The nondisturbance herein granted is subject to Section 5 below. This nondisturbance applies to any option to extend or renew the Lease term which is set forth in the Lease as of the date of this Agreement.


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

       4. Attornment. Subject to Section 3 above, if any Transfer of the Property should occur, Tenant shall and hereby does attorn to Purchaser, including Bank if it should be the Purchaser, as the landlord under the Lease, and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the Lease term and any extensions or renewals of it which may then or later be in effect under any validly exercised extension or renewal option contained in the Lease, all with the same force and effect as if Purchaser had been the original landlord under the Lease. This attornment shall be effective and self-operative without the * execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease.

       5. Subordination of Options and Rights of First Refusal. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to any existing or future right of Tenant, whether arising out of the Lease or otherwise, to exercise any option or right of first refusal to:

              (a) purchase the Premises or the Property or any interest or portion in or of either of them; or

              (b) expand into other space in the Improvements.

              Tenant specifically agrees and acknowledges that upon any Transfer of the Property, any such purchase option or right of first refusal to purchase all or any portion of the Property, whether now existing or in the future arising, shall terminate and be inapplicable to the Property notwithstanding the nondisturbance granted to Tenant in Section 3 above. If any option or right of first refusal to purchase is exercised prior to a Transfer of the Property, any title so acquired to all or any part of the Property shall be subject to the lien of the Deed of Trust and the other Loan Documents, which lien shall in no way be impaired by the exercise of such option or right of first refusal. Bank specifically reserves all of its rights to enforce any accelerating transfer, due on sale, due on encumbrance or similar provision in the Deed of Trust or any other Loan Document.

       6. Notices of Default; Material Notices; Bank's Rights to Cure Default. Tenant shall send a copy of any notice of default or similar statement with respect to the Lease to Bank at the same time such notice or statement is sent to Borrower. In the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until it has given Bank written notice of such act or omission and has given Bank either thirty (30) days to cure the default if the default is monetary or a reasonable time for Bank to cure the default if the default is non-monetary. Nothing in this Agreement, however, shall be construed as a promise or undertaking by Bank to cure any default of Borrower. Notwithstanding anything to the contrary in this Agreement, Tenant


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

shall not be required to give Bank prior notice or obtain Bank's consent in the event of a termination of the Lease pursuant to Section 3.3 thereof.

       7. Limitation on Bank's Performance. Nothing in this Agreement shall be deemed or construed to be an agreement by Bank to perform any covenant of Borrower as landlord under the Lease. Tenant agrees that if Bank becomes Purchaser then, upon subsequent transfer of the Property by Bank to a new owner, Bank shall have no further liability under the Lease after said transfer.

       8. Limitation on Liability. No Purchaser who acquires title to the Property shall have any obligation or liability beyond its interest in the Property.

       9. Tenant's Covenants. Tenant agrees that during the term of the Lease, without Bank's prior written consent, Tenant shall not:

              (a) pay any rent or additional rent more than one month in advance to any landlord of the Premises including Borrower; or

              (b) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as provided in Section 6 above or as provided in
Section 3.3 of the Lease; or

              (c) enter into any amendment, modification or other agreement relating to the Lease; or

              (d) assign or sublet any portion of the Lease or the Premises, except as expressly permitted in the Lease.

       10. Bank Not Obligated. Bank, if it becomes the Purchaser or if it takes possession under the Deed of Trust, and any other Purchaser shall not (a) be liable for any damages or other relief attributable to any act or omission of any prior Landlord under the Lease including Borrower; or (b) be subject to any offset or defense not specifically provided for in the Lease which Tenant may have against any prior landlord under the Lease; or (c) be bound by any prepayment by Tenant of more than one month's installment of rent; or (d) be obligated for any security deposit not actually delivered to Purchaser; or (e) be bound by any modification or amendment of or to the Lease unless the amendment or modification shall have been approved in writing by Bank.

       11. Tenant's Estoppel Certificate.

              (a) True and Complete Lease. Tenant represents and warrants to Bank that Exhibit B accurately identifies the Lease and all amendments, supplements, side letters and other agreements and memoranda pertaining to the Lease, the leasehold and/or the


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

Premises.

              (b) Tenant's Option Rights. Tenant has no right or option of any nature whatsoever, whether arising out of the Lease or otherwise, (i) to purchase the Premises or the Property, or any interest or portion of either of them, or (ii) to expand into other space in the Improvements (except as described in Section 41 of the Lease) or (iii) to extend or renew the term of the Lease (except as described in Section 40 of the Lease).

              (c) No Default. As of the date of this Agreement, Tenant represents and warrants that to the best of Tenant's knowledge there exist no events of default or events that with notice or the passage of time or both would be events of default under the Lease on either the Tenant's part or the Borrower's, nor is there any right of offset against any of Tenant's obligations under the Lease. Tenant represents and warrants that the Lease is in full force and effect as of the date of this Agreement.

              (d) Hazardous Substances. Tenant represents and warrants that it has not yet taken possession of the Premises nor used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Property. As used herein "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products), which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

       12. Integration, Etc. This Agreement integrates all of the terms and conditions of the parties' agreement regarding the subordination of the Lease to the Loan Documents, attornment, nondisturbance and the other matters contained herein. This Agreement supersedes and cancels all oral negotiations and prior and other writings with respect to (a) such subordination (only to such extent, however, as would affect the priority between the Lease and the Loan Documents), including any provisions of the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage and (b) such attornment, nondisturbance and other matters contained herein. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including the Lease, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified or amended except by a written agreement signed by the parties or their respective successors in interest. This Agreement may be executed in counterparts, each of which is an original but all of which shall constitute one and the same instrument.

       13. Notices. All notices given under this Agreement shall be in writing and shall be given by personal delivery, overnight receipted courier or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below. Notices shall be effective upon receipt (or on the date when proper delivery is refused). Addresses for notices may be changed by any party by notice to all other parties in


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

accordance with this Section. Service of any notice on any one Borrower shall be effective service on Borrower for all purposes.

       To Bank:            Bank of America, N.A.
                           Mail Code CA6-503-0521
                           5 Park Plaza, Suite 500
                           Irvine, CA 92614-8525
                           Attn:  Judy L. Acord

       To Borrower:        Nexus Canyon Park LLC,
                           a California limited liability company
                           4350 La Jolla Village Dr., #930
                           San Diego, CA 92122
                           Attn: Michael J. Reidy

       To Tenant:          Northwest Biotherapeutics, Inc.
                           21720 23rd Drive S.E.
                           Bothell, WA 98125
                           Attn:  Chief Executive Officer

       14. Attorneys' Fees. If any lawsuit, judicial reference or arbitration is commenced which arises out of or relates to this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees, including the costs for any legal services by in-house counsel, in addition to costs and expenses otherwise allowed by law.

       15. Miscellaneous Provisions. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. This Agreement is governed by the laws of the State of Washington without regard to the choice of law rules of that State. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement by Bank. As used herein, the word "include(s)" means "include(s) without limitation," and the word "including" means "including but not limited to." Any party may record this Agreement.

       16. Arbitration; Judicial Reference. Bank and Borrower have agreed in the Loan Agreement that any dispute shall be resolved by arbitration or judicial reference. Therefore any controversy or claim between or among the parties hereto (including Tenant) which arises out of or relates to this Agreement, including any claim based on or arising from an alleged tort, shall also be determined by arbitration or judicial reference as set forth below.

              (a) Mandatory Arbitration. After the Bank's Deed of Trust has been released, fully-reconveyed or extinguished, any controversy or claim between or among


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

the parties, including those arising out of or relating to this Agreement or any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

              (b) Real Property Collateral. Notwithstanding the provisions of Subsection (b), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, any obligation of Borrower to Bank is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined by judicial reference as provided in Subsection (a).

              (c) Provisional Remedies, Self-Help and Foreclosure. No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of a party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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


NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

                         TENANT:        NORTHWEST BIOTHERAPEUTICS,
                                        INC., a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                         BORROWER:      NEXUS CANYON PARK LLC,
                                        a California limited liability company

                                        By:    Nexus Properties, Inc.
                                               a California corporation
                                        Its:   Manager


                                        By:
                                           -------------------------------------
                                        Name:  Michael J. Reidy
                                        Title: Chief Executive Officer

                         BANK:          BANK OF AMERICA, N.A.
                                        a national banking association


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A
                              PROPERTY DESCRIPTION

LEGAL DESCRIPTION:

PARCEL A:

TRACT 21-B OF CANYON PARK BUSINESS CENTER BINDING SITE PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 9708195005, RECORDS OF SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR ROAD SHOULDER AND DRAINAGE, SLOPE AND UTILITIES BEING A PORTION OF TRACT 22 BINDING SITE PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 8706245002, AS ESTABLISHED BY DOCUMENT RECORDED UNDER AUDITOR'S FILE NUMBER 8710290047.

PARCEL C:

A NON-EXCLUSIVE EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER, UNDER AND ACROSS A PORTION OF TRACT 21A OF BINDING SITE PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 8708195005, AS ESTABLISHED BY DOCUMENT RECORDED UNDER AUDITOR'S FILE NUMBER 9708190475.

PARCEL D:

NON-EXCLUSIVE EASEMENTS AS ESTABLISHED BY EASEMENT PROVISIONS IN PARAGRAPHS 1 THROUGH 4 OF BINDING SITE PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 9708195005 ON VARIOUS PORTIONS OF TRACT 21A OF SAID BINDING. SITE PLAN FOR 1) INGRESS, EGRESS AND UTILITIES; 2) UTILITIES AND STORM DRAINAGE SYSTEM; 3) INGRESS, EGRESS AND UTILITIES; AND 4) SIGNAGE, RESPECTIVELY.

PARCEL E:

A NON-EXCLUSIVE EASEMENT AS ESTABLISHED BY INSTRUMENT RECORDED UNDER AUDITOR'S FILE NUMBER 8808170390, BEING A PORTION

OF SECTIONS 29 AND 30, IN TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M., DESCRIBED AS
FOLLOWS:

THOSE ROADWAY PARCELS SHOWN ON SURVEYS OF BINDING SITE PLANS RECORDED UNDER AUDITOR'S FILE NUMBERS 8505105032, 8510235001, 8512035006, 8708035001 AND
8706245002 AS:

214TH STREET S.E., 220TH STREET S.E., 222ND STREET S.E., 224TH STREET S.E., 17TH AVENUE S.E., 20TH AVENUE S.E., 23RD DRIVE S.E.,

EXCEPT THAT PORTION OF 23RD DRIVE S.E. AS SHOWN ON SURVEY UNDER AUDITOR'S FILE NUMBER 8510235001 THAT NOW LIES WITHIN TRACT 18 OF SURVEY UNDER AUDITOR'S FILE NUMBER 870803500 1.

PARCEL F:

A NON-EXCLUSIVE EASEMENT FOR RIGHT OF WAY ACCESS, INGRESS AND EGRESS OVER AND ACROSS THAT CERTAIN EASEMENT AREA BEING A PORTION OF TRACT 22 OF BINDING SITE'PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 8706245002, AS DESCRIBED IN EXHIBIT "C" OF THAT CERTAIN DOCUMENT RECORDED UNDER AUDITOR'S FILE NUMBER 8710290048, RECORDS SNOHOMISH COUNTY, WASHINGTON.

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.


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

                                    EXHIBIT B
                     IDENTIFY LEASE AND LIST ALL AMENDMENTS,
                 SUPPLEMENTS, SIDE LETTERS AND OTHER AGREEMENTS
             AND MEMORANDA PERTAINING TO LEASE, PREMISES OR PROPERTY

Lease By and Between Nexus Canyon Park LLC and Northwest Biotherapeutics, Inc. dated October 22, 1999.

Warrant Letter dated October 22, 1999, by Northwest Biotheraputics, Inc.

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA         )
                            )
COUNTY OF _________________ )

On ________________________before me, (***INSERT NAME. OF NOTARY PUBLIC OR NAME AND TITLE OF OTHER NOTARIZING
OFFICER***)_________________________________________________ [, a Notary Public
in and for the State of California,] personally appeared (***INSERT NAME(S) OF PERSON(S) SIGNING THE DOCUMENT***) _______________________________ [and
___________________________________], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is/are] subscribed to the within instrument and acknowledged to me that [he/she/they] executed the same in [his/her/their authorized [capacity/capacities], and that by [his/her/their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.

       WITNESS my hand and official seal.


----------------------------------------
(***Signature***)                       (Space above for official notarial seal)

STATE OF CALIFORNIA         )
                            )
COUNTY OF _________________ )

       On _____________________________ before me, (***INSERT NAME OF NOTARY
PUBLIC OR NAME AND TITLE OF OTHER NOTARIZING OFFICER***) ________________________________________________________ [, a Notary Public in
and for the State of California,] personally appeared (***INSERT NAME(S) OF PERSON(S) SIGNING THE DOCUMENT***)__________________________ [and
_______________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is/are] subscribed to, the within instrument and acknowledged to me that [he/she/they] executed the same in [his/her/their] authorized [capacity/capacities], and that by [his/her/their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.

       WITNESS my hand and official seal.


----------------------------------------
(***Signature***)                       (Space above for official notarial seal)

State of Washington       )
                          ) ss.
County of _______________ )

       I certify that I know or have satisfactory evidence that ______________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the __________________ of ___________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


                                        Dated:
                                              ----------------------------------

                                        ----------------------------------------
                                        Print Name:
                                                   -----------------------------

                                        NOTARY PUBLIC for the State of
                                        Washington, residing at ________________

                                        My appointment expires:_________________


State of Washington       )
                          ) ss.
County of _______________ )

       I certify that I know or have satisfactory evidence that ______________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the __________________ of ___________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                        Dated:
                                              ----------------------------------

                                        ----------------------------------------
                                        Print Name:
                                                   -----------------------------

                                        NOTARY PUBLIC for the State of
                                        Washington, residing at ________________

                                        My appointment expires:_________________